THE TAIWAN FUND, INC. (THE ‘FUND’) MONTHLY INSIGHT
AT FEBRUARY 28, 2011

IN BRIEF
Net asset value per share		US$19.60
Market price		US$17.89
Premium/(discount)		(8.72%)
Fund size		US$364.0m
Source: State Street Fund Bank and Trust Company.

At February 28, 2011		US$ return
	Fund*	TAIEX Index†
	%	%
One month	(7.5)	(8.2)
Three months	4.1	5.3
One year	31.0	24.7
Three years % pa	1.5	2.0

Past performance is not a guide to future returns.
Returns are annualized, except for periods of less
than one year.

*Source: State Street Bank and Trust Company.
NAV performance.

†Source for index data: TWSE.

SHANGHAI TEAM

The Martin Currie Shanghai Team

MANAGER’S COMMENTARY

The Taiex fell sharply in February, on a combination of factors. Investors took profits on the appreciation on the NT dollar by selling large-cap positions; ‘China concept’ shares sold off on alarmist media reports about the threat of a ‘jasmine revolution’ on the mainland; and the proposal of a luxury tax hurt property developers.

Thanks to rising labor costs in China, there is evidence that Taiwanese manufacturers are returning home to set up new factories or expand capacity. Meanwhile, the incentives for Chinese companies to invest in Taiwan have been enhanced by the Taiwanese government’s agreement to open several more sectors to Chinese investment, albeit with a ceiling. Chinese companies can now own 10% of Taiwanese IC foundries, DRAM manufacturers, semiconductor packagers and testers, and panel-makers, and can own up to 20% of pharmaceutical companies. It was also exciting to see the announcement of strategic alliances, such as that between Long Bon, which controls Taiwan Life Insurance, and Golden Meditech, a Chinese provider of medical services that has just issued a Taiwan depositary receipt.

The most notable development in policy is the ‘luxury tax’, through which the government hopes to restrain speculation on property. If luxury property is sold within two years, it attracts a 15% tax, which seems reasonable given the recent strength of the property market. We are less comfortable with the proposed 10% tax on luxury goods like cars, yachts, club-membership cards and private jets (although we can see that it would be electorally popular – see below). The bill could be sent to legislators for approval by the end of March.

The media reported that the presidential election, originally planned for March 2012, might be moved earlier to coincide with legislative elections in January 2012. We expect the ruling party to announce further economy-boosting policies in order to stay in power. In 2010, gross domestic policy (‘GDP’) grew by 10.5%, a 23-year high. This year GDP is expected to grow by 4.9%. Unlike some other developing economies, the rate of inflation in Taiwan fell in January (to 1.1%), helped by currency strength.

MONTHLY INSIGHT

INVESTMENT STRATEGY

The Fund is 94.4% invested with holdings in 59 companies.

In February, we took profits on Wistron NeWeb and losses on Syncmold, Softworld and Avermedia. We added Good Friend International Holdings (computer-numerical-control tools, strong in China), Advantech (industrial PCs), Taiwan High Speed Rail (following news on potential redevelopment of station land), Aurora (printers), King’s Town Construction (Kaohsiung property) and Chipbond Technology (IC packaging).

Chris Ruffle, Martin Currie Inc*

*Martin Currie Ltd and Heartland Capital Management Ltd (HCML) have established MC China Ltd (MCCL), as a joint venture company, to provide investment management or investment advisory services to the range of China investment products managed by Martin Currie.

MCCL has appointed Martin Currie Investment Management Ltd (MCIM), or its affiliates, as investment manager of Martin Currie’s China investment products. HCML has seconded both Chris Ruffle and Shifeng Ke to MCIM, or its affiliates, on a full time basis with the same roles and responsibilities as if they were full time employees.

Martin Currie Inc took over management of the Fund on May 8, 2010.

FUND DETAILS
February 28, 2011
Market cap	$ US332.3m
Shares outstanding	18,575,214
Exchange listed	NYSE
Listing date	1986
Investment manager	Martin Currie Inc

Source: State Street Bank and Trust Company.

PERFORMANCE		(US$ RETURNS)
(US$ returns)	NAV %	Market price %
One month	(7.5)	(8.6)
Three months	4.1	6.4
Three years % pa	1.5	1.5

Past performance is not a guide to future returns. Returns are annualized, except for periods of less than one year.
Source: State Street Bank and Trust Company.

SECTOR ALLOCATION
	Fund %*	Benchmark %†
Electronics	24.8	50.9
Finance	15.8	13.3
Wholesale and retail	13.0	5.4
Plastics	7.7	9.4
Construction	6.8	2.0
Textiles	4.0	2.1
Foods	3.7	1.2
Chemicals	3.1	2.1
Electric and machinery	3.0	1.2
Steel and iron	2.9	3.0
Healthcare	2.5	—
Rubber	1.9	1.2
Transportation	1.5	2.6
Glass and ceramics	1.5	0.4
Others	1.5	1.8
Cement	0.7	1.1
Automobile	—	1.0
Electrical appliance & cable	—	0.5
Tourism	—	0.5
Paper and pulp	—	0.3
Other assets and liabilities	5.6	—

*Source: State Street Bank and Trust Company.
†Source for index data: TWSE.

15 LARGEST HOLDINGS

43.3% of holdings	Sector	% of net
		assets
China Petrochemical Development	Plastics	3.7
Far Eastern Department Stores	Wholesale and retail	3.6
Wah Lee Industrial	Electronics	3.6
Chinatrust Financial Holding	Finance	3.4
President Chain Store	Wholesale and retail	3.2
SinoPac Financial Holdings	Finance	3.1
Tung Ho Steel Enterprise	Steel and iron	2.9
Synnex Technology International	Electronics	2.7
KGI Securities	Finance	2.7
Fubon Financial Holding	Finance	2.6
Nan Ya Plastics	Plastics	2.5
Powercom	Electronics	2.5
Yuanta Financial Holding	Finance	2.4
Uni-President Enterprises	Foods	2.3
WT Microelectronics	Electronics	2.1

*Source: State Street Bank and Trust Company.

PERFORMANCE						(US$ returns at February 28, 2011)
	One month	Three months	Calendar year	One year	Three years	Five years	Ten years	Since launch
	%	%	to date	%	% pa	% pa	% pa	% pa
			%
The Taiwan Fund, Inc	(7.5)	4.1	(6.0)	31.0	1.5	7.6	5.1	9.6
TAIEX Index	(8.2)	5.3	(6.1)	24.7	2.0	7.4	5.1	9.6
TAIEX Total Return Index	(8.2)	5.3	(6.1)	29.2	6.1	11.6	na	na
MSCI Taiwan Index	(8.8)	5.9	(5.9)	28.3	3.1	7.7	5.7	na

Past performance is not a guide to future returns. Source: State Street Bank and Trust Company. Launch date December 23, 1986. Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested. Returns are annualized, except for periods of less than one year.

Source for index data: MSCI for the MSCI Taiwan Index and TWSE for the TAIEX Total Return Index and the TAIEX Index. For a full description of each index please see the index descriptions section.

Returns for the TAIEX Index are not total returns and reflect only changes in the share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns.

The TAIEX Total Return Index commenced January 1, 2003.

MONTHLY INSIGHT

PORTFOLIO IN FULL
	Company					% of
Sector	(BGB ticker)		Price	Holding	Value US$	net assets
ELECTRONICS						24.8
Wah Lee Industrial	3010	TT	NT$58.6	6,644,000	$13,088,325	3.6
Synnex Technology International	2347	TT	NT$70.2	4,238,544	$10,002,548	2.7
Powercom	3043	TT	NT$71.0	3,801,000	$9,072,209	2.5
WT Microelectronics	3036	TT	NT$45.3	5,056,000	$7,699,492	2.1
Far EasTone Telecommunications	4904	TT	NT$42.5	4,924,000	$7,034,995	1.9
Tatung	2371	TT	NT$6.9	26,073,000	$6,056,558	1.7
WPG Holdings	3702	TT	NT$51.0	2,947,725	$5,053,752	1.4
Aurora	2373	TT	NT$49.9	2,711,000	$4,547,648	1.2
MPI	6223	TT	NT$118.0	1,098,000	$4,355,532	1.2
Taiwan Surface Mounting Technology	6278	TT	NT$72.7	1,632,000	$3,988,516	1.1
Clevo	2362	TT	NT$51.1	2,258,000	$3,878,838	1.0
Advantech	2395	TT	NT$81.8	1,341,000	$3,687,558	1.0
Longwell	6290	TT	NT$39.8	2,668,000	$3,569,651	1.0
Chunghwa Telecom	2412	TT	NT$88.1	1,190,400	$3,525,540	1.0
Wistron NeWeb	6285	TT	NT$97.5	723,000	$2,369,735	0.7
CHIPBOND Technology Corp.	6147	TT	NT$50.9	1,316,000	$2,251,804	0.6
Avermedia Technologies	2417	TT	NT$34.8	165,000	$192,751	0.1

FINANCE						15.8
Chinatrust Financial Holding	2891	TT	NT$23.2	16,067,000	$12,530,823	3.4
SinoPac Financial Holdings	2890	TT	NT$12.3	26,935,000	$11,092,001	3.1
KGI Securities	6008	TT	NT$14.3	20,740,000	$9,935,288	2.7
Fubon Financial Holding	2881	TT	NT$37.8	7,349,624	$9,277,520	2.6
Yuanta Financial Holding	2885	TT	NT$20.3	13,013,000	$8,858,481	2.4
China Life Insurance	2823	TT	NT$28.3	4,191,254	$3,980,332	1.1
Union Bank of Taiwan	2838	TT	NT$11.0	4,408,000	$1,630,013	0.5

WHOLESALE AND RETAIL						13.0
Far Eastern Department Stores	2903	TT	NT$44.8	8,794,500	$13,230,036	3.6
President Chain Store	2912	TT	NT$123.5	2,840,000	$11,790,769	3.2
Test-Rite International	2908	TT	NT$21.0	10,622,000	$7,480,784	2.1
PC Home Online	8044	TT	NT$166.5	922,125	$5,161,321	1.4
Taiwan Tea	2913	TT	NT$17.7	8,231,000	$4,897,593	1.4
Mercuries & Associates	2905	TT	NT$21.5	6,680,100	$4,828,122	1.3

PLASTICS						7.7
China Petrochemical Development	1314	TT	NT$33.8	11,711,000	$13,306,613	3.7
Nan Ya Plastics	1303	TT	NT$85.7	3,217,000	$9,268,057	2.5
Yem Chio	4306	TT	NT$28.7	5,701,316	$5,500,648	1.5

CONSTRUCTION						6.8
Prince Housing & Development	2511	TT	NT$20.5	9,899,760	$6,822,371	1.9
Taiwan Land Development	2841	TT	NT$13.7	14,586,183	$6,717,676	1.8
Hung Poo Real Estate Development	2536	TT	NT$44.3	3,061,000	$4,558,520	1.3
Continental Holdings	3703	TT	NT$12.1	7,468,000	$3,037,712	0.8
King’s Town Construction	2524	TT	NT$30.4	2,719,000	$2,778,687	0.8
Good Friend International Holdings	2398	TT	NT$24.6	825,000	$682,254	0.2

TEXTILES						4.0
Li Peng Enterprise	1447	TT	NT$16.7	9,847,000	$5,528,117	1.5
Far Eastern New Century	1402	TT	NT$46.1	3,121,200	$4,831,790	1.3
Makalot Industrial	1477	TT	NT$68.3	1,828,000	$4,197,143	1.2

	Company					% of
Sector	(BGB ticker)		Price	Holding	Value US$	net assets
FOODS						3.7
Uni-President Enterprises	1216	TT	NT$37.8	6,600,000	$8,375,634	2.3
Lien Hwa Industrial	1229	TT	NT$20.1	4,815,000	$3,253,488	0.9
Gourmet Master	2723	TT	NT$267.0	204,000	$1,831,042	0.5

CHEMICALS						3.1
China Steel Chemical	1723	TT	NT$127.5	1,600,000	$6,857,834	1.9
Excelsior Medical	4104	TT	NT$89.6	1,507,729	$4,541,383	1.2

ELECTRIC AND MACHINERY						3.0
Yungtay Engineering	1507	TT	NT$38.9	3,274,000	$4,281,393	1.2
Depo Auto Parts Industrial	6605	TT	NT$70.0	1,674,000	$3,939,221	1.1
Awea Mechantronic	1530	TT	NT$36.0	2,260,000	$2,731,267	0.7

STEEL AND IRON						2.9
Tung Ho Steel Enterprise	2006	TT	NT$31.2	10,099,000	$10,592,288	2.9

HEALTHCARE						2.5
ST Shine Optical	1565	TT	NT$360.0	392,000	$4,744,008	1.3
Pacific Hospital Supply	4126	TT	NT$117.0	1,099,948	$4,326,282	1.2

RUBBER						1.9
TSRC	2103	TT	NT$68.5	3,057,000	$7,039,517	1.9

TRANSPORTATION						1.5
Farglory F T Z Investment	5607	TT	NT$29.0	3,809,000	$3,713,349	1.0
Taiwan High Speed Rail	2633	TT	NT$6.0	9,275,715	$1,870,921	0.5

GLASS AND CERAMICS						1.5
Taiwan Glass Industrial	1802	TT	NT$36.1	4,481,320	$5,430,853	1.5

OTHERS						1.5
Globe Union Industrial	9934	TT	NT$30.6	5,128,000	$5,266,427	1.5

CEMENT						0.7
Wei Mon Industry	8925	TT	NT$18.5	4,204,296	$2,607,633	0.7

OTHER ASSETS AND LIABILITIES					$20,308,033	5.6

MONTHLY INSIGHT

THE TAIWAN FUND, INC. PREMIUM/DISCOUNT

Source: State Street Bank and Trust Company as of January 31, 2011.

INDEX DESCRIPTIONS

MSCI Taiwan Index
The MSCI Total Return Taiwan Index is a free-float adjusted market capitalization index. The index represents Taiwanese companies that are available to investors worldwide. The Index has a base date of December 31, 1987. As of June 24, 2010 it contained 117 constituents.

TAIEX Index
The TWSE, or TAIEX Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange. The index was based in 1966 and does not include re-invested dividends.

TAIEX Total Return Index
The TAIEX Total Return Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange, based in 1966, which includes re-invested dividends.

OBJECTIVE

The Fund was launched on December 23, 1986 to allow US and other investors to access and participate in the growth of the economy and the stock market in Taiwan, the Republic of China. The Fund’s investment objective is to seek long-term capital appreciation primarily through investments in equity securities listed in Taiwan. The Fund is a diversified, closed-end management investment company listed on the New York Stock Exchange (NYSE) under the symbol ‘TWN’.

Taiwan, with its global market leadership in high technology goods and its significant investments throughout mainland China and Southeast Asian economies, is now an integral economic player in the Asia Pacific Region as well as around the world. Investing in Taiwan not only allows investors to capitalize on Taiwan’s dynamic economy, but also allows investors to reap the growth and investment potential of the mainland China and other emerging economies of the region.

CONTACTS

The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
PO Box 5049
Boston, MA 02111
Tel: (1) 877-864-5056

www.thetaiwanfund.com

IMPORTANT INFORMATION

This document is issued and approved by Martin Currie Inc (MC Inc), as investment adviser of The Taiwan Fund, Inc. (the ‘Fund’). MC Inc is authorised and regulated by the Financial Services Authority (FSA) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from this newsletter.

The Fund is classified as a diversified investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed ended US mutual fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the Fund.

Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom.

This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

→    it should be noted that investment in the Fund is only suitable for sophisticated investors who are aware of the risk of investing in Taiwan and should be regarded as long term. Funds which invest in one country carry a higher degree of risk than those with portfolios diversified across a number of markets.

→    investment in the securities of smaller and unquoted companies can involve greater risk than is customarily associated with investment in larger, more established, companies. In particular, smaller companies often have limited product lines, markets or financial resources and their management may be dependent on a smaller number of key individuals. In addition, the market for stock in smaller companies is often less liquid than that for stock in larger companies, bringing with it potential difficulties in acquiring, valuing and disposing of such stock. Proper information for determining their value, or the risks to which they are exposed, may not be available.

→    investments within emerging markets such as Taiwan can be of higher risk. Many emerging markets, and the companies quoted on their stock exchanges, are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation which may affect the Fund’s income and the value of its investments.

→    the marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be undeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.

Martin Currie Inc, registered in Scotland (no BR2575)

Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH1 2ES
Tel: 44 (0) 131 229 5252 Fax: 44 (0) 131 228 5959 www.martincurrie.com

North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY
10019, USA Tel: (1) 212 258 1900 Fax: (1) 212 258 1919

Authorised and registered by the Financial Services Authority and incorporated with limited liability in New York, USA.

Please note: calls to the above numbers may be recorded.